UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2009

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance ad Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of New Principal Financial Officer

On November 2, 2009, Lydall, Inc. (“Lydall” or the “Company”) announced that Erika H. Turner has been appointed Vice President, Chief Financial Officer and Treasurer of the Company, effective as of November 4, 2009.

Ms. Turner, age 54, was previously employed by Superior Industries International, Inc., Van Nuys, California (NYSE: SUP), one of the world’s largest OEM suppliers of cast and forged aluminum road wheels for the automotive industry, where she served as Chief Financial Officer since February 22, 2008. Prior to that, Ms. Turner was Chief Financial Officer/VP Finance since 2004 at Monogram Systems, Carson, California, a leading supplier of cabin systems and equipment to the global aerospace industry.

Ms. Turner will be entitled to receive the following compensation and benefits: (i) an annual base salary of $275,000, less applicable withholdings, paid on a bi-weekly basis; (ii) eligibility to participate in the Company’s Annual Incentive Performance Program at 40% of her actual paid base salary in accordance with the terms and conditions of the Program; (iii) the grant of an incentive stock option entitling her to purchase 12,000 shares of the Company’s common stock at a per share exercise price equal to 100% of the fair market value of such stock as of November 4, 2009 (which grant is scheduled to vest in four equal annual installments); (iv) the grant as of November 4, 2009 of a time-based restricted stock award covering 5,000 shares of the Company’s common stock (which grant is scheduled to vest in four equal annual installments); (v) two weeks of paid vacation for the balance of 2009 and four weeks of paid vacation in 2010 and each year thereafter; (vi) an $800 monthly car allowance, plus 15% of the monthly amount to cover maintenance and insurance costs; (vii) participation in the Company’s moving and relocation program; and (viii) a comprehensive benefit package.

In connection with her appointment, the Company and Ms. Turner entered into an agreement, dated November 2, 2009 (the “Agreement”), specifying the compensation and benefits to which Ms. Turner will be entitled in the event that her employment is terminated. The Company’s obligation to provide these termination benefits to Ms. Turner is subject to her execution without revocation of a valid release in substantially the form attached to the Agreement. A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

There are no arrangements or understandings between Ms. Turner and any other person pursuant to which she was appointed to her positions, and Ms. Turner is not related to any other executive officer or director of the Company. Ms. Turner has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Termination of Named Executive Officer

Thomas P. Smith, Vice President, Chief Financial Officer and Treasurer of the Company, resigned his positions with the Company effective as of the close of business on November 3, 2009. Pursuant to the terms of a letter agreement dated November 3, 2009 (the “Letter Agreement”) between Mr. Smith and the Company, Mr. Smith will be entitled to receive severance benefits equivalent to those set forth in paragraphs 8(a) through (e) of his Employment Agreement, dated January 10, 2007 (the “Employment Agreement”), except that the payments equivalent to those described in paragraph 8(c) shall be paid in equal installments over twelve months at the times that salary payments are normally made by the Company. Mr. Smith will also be entitled to receive a pro-rated portion of his 2009 cash bonus award, subject to the terms and conditions of the 2009 Annual Incentive Performance Program. Except for the provisions of Sections 12, 13.4, 13.5 and 13.6, the Employment Agreement is terminated in its entirety as of November 3, 2009. A copy of Mr. Smith’s Employment Agreement was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated January 16, 2007 and is hereby incorporated herein by reference.

The Letter Agreement also provides that the Company will (i) accelerate the vesting of all unvested stock options and time-based restricted stock awards granted to Mr. Smith under the Lydall, Inc. 1992 Stock Incentive Compensation Plan (the “1992 Plan”) and the Amended and Restated Lydall 2003 Stock Incentive Compensation Plan (the “2003 Plan”), and (ii) allow Mr. Smith to be able to exercise all outstanding stock options granted to Mr. Smith under the 2003 Plan throughout the entire, original ten-year terms stipulated in the option agreements, notwithstanding the termination of

Mr. Smith’s employment with the Company. Mr. Smith’s unvested performance stock awards will expire upon his termination. Mr. Smith and the Company agreed to enter into a short-term consulting arrangement (the “Consulting Agreement”) lasting through December 31, 2009 to insure a smooth transition of responsibilities. Per the terms of the Consulting Agreement, Mr. Smith will provide services on an hourly rate basis. The Letter Agreement and all related exhibits are filed as Exhibit 10.2 to this Current Report on Form 8-K and are hereby incorporated herein by reference.

Press Release

A copy of the Company’s press release, dated November 2, 2009, announcing the foregoing changes in management is attached hereto as Exhibit 99.1.

Equity Award Agreements

The Compensation Committee of the Board of Directors of the Company approved new forms of agreements evidencing incentive stock options, non-qualified stock options and restricted stock awards granted under the Lydall, Inc. 2003 Stock Incentive Compensation Plan. The new forms of agreements are filed as Exhibits 10.3, 10.4, 10.5, 10.6 and 10.7 to this Current Report on Form 8-K and are hereby incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following are filed as Exhibits to this report:

Exhibit Number	Description of Exhibit

10.1	Agreement, dated November 2, 2009, between Lydall, Inc. and Erika H. Turner.

10.2	Letter Agreement, dated November 3, 2009, between Lydall, Inc. and Thomas P. Smith.

10.3	Form of Incentive Stock Option Agreement for use under the Lydall 2003 Stock Incentive Compensation Plan.

10.4	Form of Non-Qualified Stock Option Agreement for use under the Lydall 2003 Stock Incentive Compensation Plan.

10.5	Form of Restricted Stock Award Agreement for use under the Lydall 2003 Stock Incentive Compensation Plan.

10.6	Form of Non-Qualified Stock Option Agreement for Outside Directors Annual Meeting Automatic Award for use under the Lydall 2003 Stock Incentive Compensation Plan.

10.7	Form of Non-Qualified Stock Option Agreement for Outside Directors in Lieu of Cash Based Retirement Benefits for use under the Lydall 2003 Stock Incentive Compensation Plan.

99.1	Press Release, dated November 2, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

November 4, 2009	By:	/s/ JAMES V. LAUGHLAN
James V. Laughlan
Principal Accounting Officer and Controller

LYDALL, INC.

Index to Exhibits

Exhibit Number	Description of Exhibit

10.1	Agreement, dated November 2, 2009, between Lydall, Inc. and Erika H. Turner.

10.2	Letter Agreement, dated November 3, 2009, between Lydall, Inc. and Thomas P. Smith.

10.3	Form of Incentive Stock Option Agreement for use under the Lydall 2003 Stock Incentive Compensation Plan.

10.4	Form of Non-Qualified Stock Option Agreement for use under the Lydall 2003 Stock Incentive Compensation Plan.

10.5	Form of Restricted Stock Award Agreement for use under the Lydall 2003 Stock Incentive Compensation Plan.

10.6	Form of Non-Qualified Stock Option Agreement for Outside Directors Annual Meeting Automatic Award for use under the Lydall 2003 Stock Incentive Compensation Plan.

10.7	Form of Non-Qualified Stock Option Agreement for Outside Directors in Lieu of Cash Based Retirement Benefits for use under the Lydall 2003 Stock Incentive Compensation Plan.

99.1	Press Release, dated November 2, 2009